PBF Logistics LP Launches Initial Public Offering

PARSIPPANY, NJ – April 30, 2014 – PBF Logistics LP (“PBF Logistics”), a master limited partnership formed by subsidiaries of PBF Energy Inc. (NYSE: PBF, “PBF Energy”), today announced that it has commenced an initial public offering of 13,750,000 common units representing limited partner interests pursuant to a Registration Statement on Form S-1 previously filed with the U.S. Securities and Exchange Commission (“SEC”). The underwriters of the offering will be granted a 30-day option to purchase up to an additional 2,062,500 common units from PBF Logistics at the initial public offering price. The common units have been approved for listing on the New York Stock Exchange and will be traded under the symbol "PBFX," subject to official notice of issuance.

PBF Logistics is a fee-based, growth-oriented master limited partnership formed by subsidiaries of PBF Energy to own or lease, operate, develop and acquire crude oil and refined petroleum products terminals, pipelines, storage facilities and similar logistics assets. The common units being offered represent a 43.3 percent limited partner interest in PBF Logistics, or a 49.8 percent interest if the underwriters exercise in full their option to purchase additional common units. PBF Energy, through certain of its subsidiaries, will own the remaining limited partner interests in PBF Logistics and 100 percent of the general partner interest and incentive distribution rights.

Barclays and UBS Investment Bank will serve as joint bookrunners and structuring agents of the proposed offering. Citigroup, Credit Suisse, Deutsche Bank Securities, Morgan Stanley and Wells Fargo Securities will also serve as joint bookrunners of the proposed offering.

A registration statement on Form S-1 relating to these units has been filed with the SEC but has not yet become effective and the units to be registered may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. Copies of the registration statement can also be accessed through the SEC’s website at http://www.sec.gov. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This offering of common units will be made only by means of a prospectus. When available, copies of the preliminary prospectus related to the offering may be obtained from:

Barclays
Attention: Prospectus Department
c/o Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, NY 11717
Toll-free number: (888) 603-5847
Email: Barclaysprospectus@broadridge.com

UBS Investment Bank
Attention: Prospectus Department
299 Park Avenue
New York, NY 10171
Toll-free number: (888) 827-7275

Citigroup
c/o Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, NY 11717
Toll-free number: (800) 831-9146
Email: batprospectusdept@citi.com

Credit Suisse
c/o Prospectus Department
One Madison Avenue, Level B1
New York, NY 10010
Toll-free number: (800) 221-1037
Email: Newyork.prospectus@credit-suisse.com

Deutsche Bank Securities
Attention: Prospectus Group
60 Wall Street
New York, NY 10005-2836
Toll-free number: (800) 503-4611
Email: prospectus.CPDG@db.com

Morgan Stanley
Attention: Prospectus Dept.
180 Varick Street, 2nd floor
New York, NY, 10014

Wells Fargo Securities
Attention: Equity Syndicate Dept.
375 Park Ave.
New York, NY 10152
Toll-free number: (800) 326-5897
Email: cmclientsupport@wellsfargo.com

PBF Logistics LP
PBF Logistics LP, headquartered in Parsippany, New Jersey, is a fee-based, growth-oriented master limited partnership formed by PBF Energy to own or lease, operate, develop and acquire crude oil and refined petroleum products, terminals, pipelines, storage facilities and similar logistics assets.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements (as that term is defined under the federal securities laws) made by the company and its management. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties, including the risk that an initial public offering of PBF Logistics may not occur, risks relating to the securities markets generally, the impact of adverse market conditions impacting PBF Energy’s and/or PBF Logistics’ logistics and other assets and other risks inherent in PBF Energy’s and PBF Logistics’ business. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see PBF Energy’s annual reports on Form 10-K and quarterly reports on Form 10-Q and the registration statement on Form S-1 filed by PBF Logistics with the Securities and Exchange Commission. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. Neither PBF Energy nor PBF Logistics assumes any responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date.

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Contacts:
Colin Murray (investors)
ir@pbflogistics.com
Tel: 973.455.7578

Michael C. Karlovich (media)
mediarelations@pbflogistics.com
Tel: 973.455.8994